Exhibit 10.2

GUARANTY

THIS GUARANTY (this “Guaranty”) dated as of June 10, 2014 is executed in favor of BNP PARIBAS, individually and as Collateral Agent and as Administrative Agent (in such capacity, the “Administrative Agent”) and the other Lender Parties (as defined below).

W I T N E S S E T H:

WHEREAS, Green Plains Processing LLC (the “Borrower”), the lenders party thereto, the Administrative Agent, BNP Paribas, as collateral agent, and Bank of Montreal, acting under its trade name, BMO Capital Markets, and BNP Paribas Securities Corp., as joint lead arrangers and joint book runners, have entered into a Term Loan Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Loan Agreement); and

WHEREAS, each of the undersigned will benefit from the making of Loans pursuant to the Loan Agreement and is willing to guarantee the respective Liabilities (as defined below) as hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows:

Each of the undersigned hereby, jointly and severally, absolutely, unconditionally and irrevocably, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of: (a) all obligations of the Borrower, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, and whether for principal, interest, fees, reimbursement obligations, indemnities or otherwise (including, without limitation, interest accruing after, and advances made after, the commencement of an Insolvency Proceeding with respect to the Borrower, whether or not a claim for post-filing or post-petition interest or advances is allowed in such case or proceeding), that arise under or in connection with the Loan Agreement or any other Loan Document, as the same may be amended, modified, extended or renewed from time to time; and (b) all out-of-pocket costs and expenses (including reasonable attorneys’ fees and charges) paid or incurred by the Administrative Agent or any other Lender Party in enforcing this Guaranty or any other applicable Loan Document against such undersigned (all of the foregoing obligations, collectively, the “Liabilities” of such undersigned).

As used herein, “Lender Party” means the Administrative Agent, the Collateral Agent, and each Lender.

Each of the undersigned agrees that if any Event of Default occurs under Section 12.1.7 or 12.1.8 of the Loan Agreement at a time when the Liabilities are not otherwise due and payable in full (whether due to a judicial stay of acceleration or otherwise), then such undersigned will pay to the Administrative Agent for the account of the Lender Parties forthwith the full amount that would be payable hereunder by such undersigned if all Liabilities were then due and payable.

The undersigned is (i) duly formed or organized and is validly existing and in good standing under the laws of the jurisdiction in which it was formed and (ii) has full power and authority to execute this Guaranty. This Guaranty has been duly and validly executed by or on behalf of the undersigned and constitutes the legal, valid and binding obligation of the undersigned and is enforceable against the undersigned in accordance with its terms, subject, as to enforceability, to the effect of applicable bankruptcy, insolvency and other similar laws limiting the enforcement of creditors’ rights generally and to general principles of equity. The execution, delivery and performance of this Guaranty does not and will not violate, or contravene (x) its Organizational Documents, (y) any existing license, contract, indenture or other agreement binding upon the undersigned or (z) any existing law, statute, regulation, order, decree or judgment applicable to the undersigned or the undersigned’s property. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required for the execution, delivery, and performance of this Guaranty by the undersigned.

To secure all obligations of each of the undersigned hereunder, the Collateral Agent and each other Lender Party shall have a Lien on and security interest in all balances, credits, deposits, accounts or moneys of or in the name of such undersigned now or hereafter held with the Collateral Agent or such other Lender Party and any and all property of every kind or description of or in the name of such undersigned now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Collateral Agent or such other Lender Party or any agent or bailee for the Collateral Agent or such other Lender Party. Each Lender Party may, at its option, offset balances held by such Lender Party for the account of any of the undersigned (at any of its offices and regardless of whether such balances are then due to such undersigned), against any Liabilities of such undersigned owing to such Lender Party that are not paid when due (by acceleration or otherwise).

This Guaranty shall in all respects be a continuing, irrevocable, absolute and unconditional guaranty of payment and performance and not merely a guaranty of collectability, and shall remain in full force and effect (notwithstanding the dissolution of any of the undersigned, that at any time or from time to time no Liabilities are outstanding or any other circumstance) until all Liabilities have been indefeasibly paid in full in cash.

The undersigned further agree that if at any time all or any part of any payment theretofore applied by the Administrative Agent or any other Lender Party to any of the Liabilities is or must be rescinded or returned by the Administrative Agent or such other Lender Party for any reason whatsoever (including the insolvency, bankruptcy or reorganization of the Borrower or any of the undersigned), such Liabilities shall, for purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Administrative Agent or such other Lender Party, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Administrative Agent or such other Lender Party had not been made.

The Administrative Agent or any other Lender Party may, from time to time, at its sole discretion and without notice to the undersigned (or any of them) in their capacity as guarantors hereunder, take any or all of the following actions without affecting the obligations of the undersigned hereunder: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (c) extend, modify, restate, amend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any of the undersigned hereunder or any other guarantor or any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release any security interest in, or surrender, release or permit any substitution or exchange for, any property securing any Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned (or any of them) for payment of any of the Liabilities when due, whether or not the Administrative Agent or such other Lender Party shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

Any amount received by the Administrative Agent or any Lender Party from whatever source on account of the Liabilities may be applied by it toward the payment of the Liabilities in accordance with the Loan Documents and, notwithstanding any payment made by or for the account of any of the undersigned pursuant to this Guaranty, the undersigned shall not exercise any right of subrogation to any right of any Lender Party until such time as this Guaranty shall have been terminated as to all of the undersigned and the Lender Parties shall have received final payment in cash of the full amount of all Liabilities.

The undersigned hereby expressly waive: (a) notice of the acceptance by any Lender Party of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon any Liabilities or any security for or guaranty of any Liabilities.

The creation or existence from time to time of additional Liabilities to any Lender Party is hereby authorized, without notice to the undersigned, and shall in no way affect or impair the rights of any Lender Party or the obligations of the undersigned under this Guaranty.

Subject to the provisions of the Loan Agreement, any Lender Party may from time to time, without notice to any of the undersigned, assign or transfer any of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent permitted assignment or permitted transfer thereof, such Liabilities shall be and remain Liabilities for purposes of this Guaranty, and each and every immediate and successive permitted assignee or permitted transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were an original Lender Party.

No delay on the part of any Lender Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by any Lender Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy, nor shall any modification or waiver of any provision of this Guaranty be binding upon any Lender Party except as expressly set forth in a writing duly signed and delivered on behalf of the Administrative Agent. If any Lender Party takes any action permitted hereunder, such action shall not affect or impair the rights of any Lender Party or the obligations of the undersigned under this Guaranty. For purposes of this Guaranty, Liabilities shall include all obligations of the Borrower to any Lender Party arising under or in connection with any Loan Document, notwithstanding any right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder.

Pursuant to the Loan Agreement, (a) this Guaranty has been delivered to the Administrative Agent and (b) the Administrative Agent has been authorized to enforce this Guaranty on behalf of the Lender Parties. All payments by the undersigned pursuant to this Guaranty shall be made to the Administrative Agent (and any amount received by the Administrative Agent for the account of a Lender Party shall, subject to the other provisions of this Guaranty, be deemed received by such Lender Party upon receipt by the Administrative Agent) at such office or account of the Administrative Agent as the Administrative Agent may designate from time to time, in lawful money of the United States of America and in immediately available funds without setoff, recoupment, deduction, defense or counterclaim and free and clear of, and, except as required by applicable law, without deduction or withholding for or on account of, any present or future income, franchise, excise, stamp or other taxes, levies, imposts, duties or other charges of any kind now or hereafter imposed by any governmental or taxing authority, but excluding taxes imposed on or measured by the Administrative Agent’s net income by the jurisdiction of the Administrative Agent’s organization, the United States of America, the State or City of New York or any taxing authority thereof (such non-excluded items, “Taxes”). If, under applicable law, any such Taxes are required to be deducted or withheld from any such payment, each of the undersigned will pay additional interest or will make additional payments in such amounts as may be necessary so that the net amount received by the Administrative Agent, after withholding or deduction therefor and for any Taxes and other taxes on such additional interest or amounts, will be equal to the amount provided for herein. Each of the undersigned agrees to furnish promptly to the Administrative Agent official receipts evidencing payment of any Taxes so withheld or deducted. Each of the undersigned hereby agrees to indemnify the Administrative Agent for, and to hold the Administrative Agent harmless against, the full amount of Taxes imposed on or paid by the Administrative Agent, and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. The indemnity by each of the undersigned provided for in this paragraph shall apply and be made whether or not the Taxes for which indemnification hereunder is sought have been correctly or legally asserted. Amounts payable by each of the undersigned under the indemnity set forth in this paragraph shall be paid within ten (10) days from the date on which the Administrative Agent makes written demand therefor. Determinations by the Administrative Agent pursuant to this paragraph shall be conclusive absent manifest error, and the provisions of this paragraph shall survive termination of this Guaranty.

This Guaranty shall be binding upon the undersigned and the successors and assigns of the undersigned, and to the extent that any of the undersigned is a partnership, corporation, limited liability company or other entity, all references herein to such undersigned shall be deemed to include any successor or successors, whether immediate or remote, to such undersigned. The term “undersigned” as used herein shall mean all parties executing this Guaranty and each of them, and all such parties shall, to the extent set forth herein, be jointly and severally obligated hereunder.

THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THEREOF). Whenever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

Consistent with the foregoing, and notwithstanding any other provision of this Guaranty to the contrary, in the event that any action or proceeding is brought in whatever form and in whatever forum seeking to invalidate any Guarantor’s obligations under this Guaranty under any fraudulent conveyance theory, fraudulent transfer theory, or similar avoidance theory, whether under state or federal law, such Guarantor (the “Affected Guarantor”), automatically and without any further action being required of such Affected Guarantor or the Administrative Agent or any Lender, shall be liable under this Guaranty only for an amount equal to the maximum amount of liability that could have been incurred under applicable law by such Affected Guarantor under any guaranty of the Liabilities (or any portion thereof) at the time of the execution and delivery of this Guaranty (or, if such date is determined not to be the appropriate date for determining the enforceability of such Affected Guarantor’s obligations hereunder for fraudulent conveyance or transfer (or similar avoidance) purposes, on the date determined to be so appropriate) without rendering such a hypothetical guaranty voidable under applicable law relating to fraudulent conveyance, fraudulent transfer, or any other grounds for avoidance (such highest amount determined hereunder being any such Affected Guarantor’s “Maximum Guaranty Amount”), and not for any greater amount, as if the stated amount of this Guaranty as to such Affected Guarantor had instead been the Maximum Guaranty Amount. This paragraph is intended solely to preserve the rights of the Administrative Agent and the Lenders under this Guaranty to the maximum extent not subject to avoidance under applicable law, and neither any Affected Guarantor nor any other person or entity shall have any right or claim under this paragraph with respect to the limitation described in this Guaranty, except to the extent necessary so that the obligations of any Affected Guarantor under this Guaranty shall not be rendered voidable under applicable law. Without limiting the generality of the foregoing, the determination of a Maximum Guaranty Amount for any Affected Guarantor pursuant to the provisions of the second preceding sentence of this paragraph shall not in any manner reduce or otherwise affect the obligations of any other Guarantor (including any other Affected Guarantor) under the provisions of this Guaranty.

This Guaranty may be executed in any number of counterparts (including via facsimile or in a ..pdf or similar file) and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Guaranty. At any time after the date of this Guaranty, one or more additional Persons may become parties hereto by executing and delivering to the Administrative Agent a joinder to this Guaranty. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by the terms of, this Guaranty.

Other than automatic modifications related to the addition of a party hereto as described in the preceding paragraph, no amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Guarantors and the Administrative Agent, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

The obligations of the undersigned under this Guaranty are secured pursuant to a Pledge Agreement dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time) and may be secured by one or more other agreements (including one or more pledge agreements, mortgages, deeds of trust or other similar documents).

If at any time all or any part of any payment theretofore applied by the Administrative Agent or any other Lender Party to any of the Liabilities is or must be rescinded or returned by the Administrative Agent or such Lender Party for any reason whatsoever (including the insolvency, bankruptcy or reorganization of any Guarantor), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Administrative Agent or such other Lender Party, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Administrative Agent or such other Lender Party had not been made.

ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE UNDERSIGNED AND THE ADMINISTRATIVE AGENT HEREBY EXPRESSLY AND IRREVOCABLY (A) SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY

SUCH LITIGATION AS SET FORTH ABOVE; (B) CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID TO THE ADDRESS SET FORTH BENEATH ITS NAME ON THE SIGNATURE PAGES HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE OTHER PARTIES AS ITS ADDRESS FOR NOTICE HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK; AND (C) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

EACH OF THE UNDERSIGNED, AND (BY ACCEPTING THE BENEFITS HEREOF) EACH LENDER PARTY, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH OF THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THE FOREGOING WAIVER AND THAT SUCH WAIVER IS A MATERIAL INDUCEMENT FOR THE LENDER PARTIES ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

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IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.

GREEN PLAINS INC.

By:	/s/ Patrich Simkins
Name:	Patrich Simkins
Title:	EVP – Finance & Treasurer

ACKNOWLEDGED AND AGREED:

BNP PARIBAS, as Administrative Agent and as
Collateral Agent

By:	/s/ Karlien Zumpolle
Name:	Karlien Zumpolle
Title:	Vice President

By:	/s/ Keith Richards
Name:	Keith Richards
Title:	Director

Joinder to the Guaranty dated as of June [ ], 2014 issued by Green Plains Atkinson LLC, Green Plains Bluffton LLC, Green Plains Central City LLC, Green Plains Ord LLC, Green Plains Otter Tail LLC, Green Plains Shenandoah LLC and Green Plains Corn Oil LLC in favor of BNP Paribas, as Administrative Agent under the Term Loan Agreement dated as of June [ ], 2014 among Green Plains Processing LLC, BNP Paribas, as Administrative Agent, BNP Paribas, as Collateral Agent, and Bank of Montreal, acting under its trade name, BMO Capital Markets, and BNP Paribas Securities Corp., as joint lead arrangers and joint book runners, and the lenders party thereto.

The undersigned is executing a joinder for purposes of becoming a party hereto:

[SUBSIDIARY]

By:
Name Printed:
Title:

Address: [ ]
Attention: [ ]
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